                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               DECEMBER 4, 1995
                Date of Report (Date of earliest event reported)

                         FIRST CHICAGO NBD CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                            1-7127             38-1984850
----------------------------   ---------------    --------------------
(Name or other jurisdiction      (Commission          (IRS Employer
    of incorporation)            File Number)      Identification No.)


ONE FIRST NATIONAL PLAZA
    CHICAGO, ILLINOIS                                     60670
(Address of principal executive offices)               (ZIP Code)


Registrant's Telephone Number, including area code : (312) 732-4000

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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c)  Exhibits
    --------

Attached hereto or incorporated herein are the following Exhibits relating to the merger of First Chicago Corporation, a Delaware corporation with and into NBD Bancorp, Inc., a Delaware corporation:

Exhibit       Description of
Number           Exhibit
-------       --------------

   4(a)       Restated Certificate of Incorporation of the Registrant

   4(b)       By-Laws of the Registrant

  23          Consent of Arthur Andersen LLP

  27          Financial Data Schedules

  99(a) Supplemental financial information as of December 31, 1994 and 1993, and for the three years in the period then ended.

  99(b) Supplemental financial information as of September 30, 1995 and 1994 and for the three months and nine months then ended.

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST CHICAGO NBD CORPORATION



                         By:             William J. Roberts
                                ---------------------------------------
                                Name: William J. Roberts
                                Title:   Senior Vice President and Comptroller



Date: December 4, 1995

                                 EXHIBIT INDEX

Exhibit       Description of
Number           Exhibits
-------       --------------

   4(a)       Restated Certificate of Incorporation of the Registrant

   4(b)       By-Laws of the Registrant

  23          Consent of Arthur Andersen LLP

  27          Financial Data Schedules

  99(a) Supplemental financial information as of December 31, 1994 and 1993, and for the three years in the period then ended.

  99(b) Supplemental financial information as of September 30, 1995 and 1994 and for the three months and nine months then ended.